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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 1997

                                NCC INDUSTRIES, INC.
               (Exact name of registrant as specified in its charter)

                                      Delaware
                   (State or other jurisdiction of incorporation)

     0-3305                                     62-0643336
(Commission File Number)             (I.R.S. Employer Identification No.)

475 Park Avenue South, New York, New York                10016
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:    (212) 685-1555


                                   Not Applicable
            (Former name or former address if changed since last report)

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Item 5.  Other Events.

On July 22, 1997, Registrant, along with its 92.8% parent company, Maidenform, Inc. ("Maidenform") and Maidenform's 100% parent company, Maidenform Worldwide, Inc. (collectively, with Maidenform and the Registrant, the "Debtor Group"), filed voluntary petitions for bankruptcy under Chapter 11 of the Federal Bankruptcy Code in the United States District Court for the Southern District of New York (the "Court").

Pursuant to a no action letter request dated November 12, 1997 (the "Request Letter"), the Registrant is seeking agreement from the Securities and Exchange Commission (the "Commission") Office of Chief Counsel, Division of Corporate Finance (the "Division") that the Division will not recommend enforcement action to the Commission if the Registrant follows the reporting procedures set forth in the Request Letter during the pendency of Registrant's Chapter 11 bankruptcy case.

Pursuant to the Request Letter, the Registrant proposes to file with the Commission under cover of Current Reports on Form 8-K copies of the Debtor Group's consolidated monthly financial reports filed with the Court and the United States Trustee (the "Trustee") in accordance with Bankruptcy Rule 2015 and the Trustee's "Operating Guidelines and Financial Reporting Requirements" (the "Trustee's Reports") in lieu of quarterly and annual reports under Section 13(a) of the Exchange Act.

Accordingly, attached to this Current Report are copies of (a) the Trustee's Reports for the Debtor Group for the month of October 1997 and the second half to date, 1997, which were filed with the Trustee and the Court on December 1, 1997 and December 4, 1997, respectively; and (b) the Trustee's Reports for the Debtor Group for the month of December 1997 and the second half to date, 1997, which were filed with both the Trustee and the Court on February 13, 1998. The Trustee's Reports for the Debtor Group for the month of November 1997 and the second half to date, 1997, which were filed with the Trustee and the Court on December 26, 1997 and December 31, 1997, respectively, were filed with the Commission under cover of a Current Report on Form 8-K dated December 26, 1997.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Trustee's Reports for the Debtor Group for the month of October 1997 and the second half to date, 1997, which were filed with the Trustee and the Court on December 1, 1997 and December 4, 1997, respectively.

     99.2 Trustee's Reports for the Debtor Group for the month of December 1997 and the second half to date, 1997, which were filed with both the Trustee and the Court on February 13, 1998.

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                                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NCC INDUSTRIES, INC.



Dated:    February 18, 1998             By:  /s/ Frank Stull
                                             -----------------------------------
                                             Frank Stull
                                             Duly authorized officer to execute
                                             on behalf of Registrant
                                             Executive Vice President
                                             Chief Financial Officer


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